UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21903
Nuveen Global Value Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report June 30, 2008	Nuveen Investments Closed-End Funds

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND JGV

High Level of Total Return from a Diversified Global
Portfolio Primarily Invested in Equity and Debt Securities

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Fellow Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 22, 2008

 Portfolio Manager’s COMMENTS

Nuveen Investments Closed-End Funds	JGV

The Fund’s investment portfolio is managed by Tradewinds Global Investors, LLC, a wholly-owned subsidiary of Nuveen Investments. David Iben, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds, is responsible for the strategy and overall portfolio management of the Fund. Dave has over 25 years of investment management experience. Here Dave speaks about the performance of the Fund for the six-month period ending June 30, 2008.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS REPORTING PERIOD?

Our basic investment philosophy continued to focus on finding good or improving business franchises around the globe whose securities are selling below their intrinsic value. In the first half of 2008, we found that the best value opportunities were in the securities of those businesses that were most leveraged to the growth of local economies. We continued to like materials, food, health care and energy stocks, which all benefit from increased global demand. Conversely, we were rewarded for not holding financial and retail stocks in the developed markets as these sectors experienced sizable corrections.

On the fixed-income side, we continued to find some value in select mortgage products, both interest only strips and adjustable rate offerings. We also began to re-examine corporate and high yield bonds, which were unattractive to us for most of 2007. Writing (selling) covered calls remained an attractive way to enhance yield and expected total return. Call options were attractive due to higher implied volatility, higher interest rates and, in some cases, higher valuations for common stocks.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

HOW DID THE FUND PERFORM OVER THIS SIX-MONTH PERIOD?

The performance of JGV, as well as a comparative benchmark, is presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the six months ended 6/30/08

JGV	-1.05%
Comparative Benchmark[1]	-8.43%

1 JGV’s Benchmark comprised of 1) 80% MSCI All Country World Index 2) 15% Lehman US Aggregate Bond Index and 3) 5% Lehman High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Lehman US Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zero coupon bonds, step-up coupon structures (lower initial coupon payments followed by higher subsequent payments) and 144A securities (unregistered securities privately placed to qualified institutions) also are included.

For the six-month period ended June 30, 2008, the total return on net asset value of the Fund outperformed its comparative benchmark.

Our equity holdings in the energy, information technology and telecom sectors were the largest contributors to positive performance. Relative to the benchmark, our financial sector holdings also performed well. In particular, the strongest individual contributors to performance were global integrated energy giants StatoilHydro, Royal Dutch Shell and BP PLC, Japan’s largest telecom provider Nippon Telegraph and U.S. based gold mining company Newmont Mining. Our global focus allowed us to participate in the several fast growing world markets and benefit from the declining value of the dollar. Our covered call writing strategy generated positive cash flow, which also enhanced the Fund’s performance.

The Fund’s worst performers for the period were zinc and copper mining company Apex Silver, U.S. pork and beef supplier Smithfield Foods, and Swiss global financial services firm UBS. Although their performance was disappointing for the time period covered, we believed that all three companies had upside potential.

Distribution and Share Price
INFORMATION

We are providing you with information regarding your Fund’s distributions. This information is as of June 30, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s distributions and total return performance for the six months ended June 30, 2008. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period was sufficient to meet the Fund’s distributions.

As of 6/30/08	JGV
Inception date	7/24/06
Six months ended June 30, 2008:
Per share distribution:
From net investment income	$0.28
From realized capital gains	0.58
From return of capital	—

Total per share distribution	$0.86

Distribution rate on NAV	4.59%

Annualized total returns:
Excluding retained gain tax credit/refund[2]:
Six-Month (Cumulative) on NAV	–1.05%
1-Year on NAV	0.45%
Since inception on NAV	7.54%

Including retained gain tax credit/refund[2]:
Six-Month (Cumulative) on NAV	N/A
1-Year on NAV	1.41%
Since inception on NAV	8.07%

2 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

As of June 30, 2008, the Fund’s share price was trading at a –2.83% discount to its NAV, compared with an average discount of –4.35% for the entire six-month period.

Fund Snapshot
Share Price	$18.20

Net Asset Value	$18.73

Premium/(Discount) to NAV	–2.83%

Current Distribution Rate[1]	9.45%

Net Assets ($000)	$362,605

Countries
(as a % of total investments)[2]
United States	52.7%

United Kingdom	9.2%

Canada	7.4%

Japan	6.6%

South Africa	6.2%

Netherlands	3.6%

South Korea	3.2%

Australia	3.0%

France	2.3%

Brazil	1.9%

Other	3.9%

JGV Performance OVERVIEW	Nuveen Global Value Opportunities Fund as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

Industries
(as a % of total investments)[2]
Metals & Mining	21.4%

Oil, Gas & Consumable Fuels	10.2%

Electric Utilities	8.4%

Food Products	7.4%

Diversified Telecommunication Services	6.9%

Communications Equipment	5.2%

Energy Equipment & Services	4.6%

Pharmaceuticals	4.4%

Residentials	4.2%

Commercial Services & Supplies	2.6%

Capital Markets	1.9%

Airlines	1.7%

Biotechnology	1.7%

Short-Term Investments	6.1%

Other	13.3%

2007-2008 Distributions Per Share3

Average Annual
Total Return
(Inception 7/24/06)
	On Share
	Price	On NAV
6-Month (Cumulative)	4.19%	−1.05%

1-Year	4.82%	0.45%

Since Inception	4.04%	7.54%

Average Annual
Total Return[4]
(Including retained gain
tax credit/refund)
	On Share
	Price	On NAV
6-Month (Cumulative)	N/A	N/A

1-Year	5.84%	1.41%

Since Inception	4.56%	8.07%

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

2	Excluding common stocks sold short and derivative transactions.

3	The Fund paid shareholders a short-term capital gain distribution in December 2007 of $0.3771 per share.

4	As previously explained in the Common Share Distribution and Share Price Information Section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund.

Shareholder Meeting Report

The Annual Meeting of Shareholders was held in the offices of Nuveen Investments on June 30, 2008.

JGV
Approval of the Board Members was reached as follows:
Common
Shares

John P. Amboian
For	15,828,844
Withhold	303,672

Total	16,132,516

William C. Hunter
For	15,829,620
Withhold	302,896

Total	16,132,516

David J. Kundert
For	15,826,242
Withhold	306,274

Total	16,132,516

Terence J. Toth
For	15,828,770
Withhold	303,746

Total	16,132,516

JGV	Nuveen Global Value Opportunities Fund Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value

	Common Stocks – 78.6%
	Aerospace & Defense – 1.1%
72,300	Thales S.A.	$4,120,748

	Biotechnology – 1.8%
136,000	Amgen Inc., (2), (5)	6,413,760
	Capital Markets – 1.1%
195,615	UBS AG (5)	4,041,406
	Commercial Banks – 0.2%
13,700	Bangkok Bank Public Company Limited	49,170
46,000	Bangkok Bank Public Company Limited	163,721
17,000	Bank Hapoalim BM	75,110
47,800	Bank Leumi le-Israel B.M	238,465
890,900	Krubg Thai Bank Public Company Limited	258,464

	Total Commercial Banks	784,930
	Commercial Services & Supplies – 2.8%
801,600	Allied Waste Industries, Inc., (2), (5)	10,116,192
	Communications Equipment – 1.1%
371,600	LM Ericsson Telefonaktiebolget (5)	3,864,640
	Construction Materials – 0.1%
132,000	Akcansa Cimento A.S	412,062
	Containers & Packaging – 0.1%
319,800	Turk Sise ve Cam Fabrikalari SA	339,740
	Diversified Telecommunication Services – 7.3%
15,375	Chunghwa Telecom Co., Ltd., Sponsored ADR	390,064
161,100	KT Corporation, Sponsored ADR (5)	3,434,652
2,175	KT Corporation, Sponsored ADR (5)	93,046
903,200	Nippon Telegraph and Telephone Corporation, ADR (5)	21,947,760
1,000	Telecom Egypt SAE, GDR (2)	15,081
199,400	Telecom Egypt SAE	612,877

	Total Diversified Telecommunication Services	26,493,480
	Electric Utilities – 8.9%
78,000	Ameren Corporation (5)	3,293,940
377,700	Centrais Electricas Brasileiras S.A., ADR	6,214,638
12,350	Centrais Electricas Brasileiras S.A., ADR	229,296
13,260	Huaneng Power International Inc.	366,639
234,600	IdaCorp, Inc. (5)	6,777,594
534,075	Korea Electric Power Corporation, Sponsored ADR	7,760,110
332,000	PNM Resources Inc.	3,970,720
85,000	Progress Energy, Inc. (5)	3,555,550

	Total Electric Utilities	32,168,487
	Electronic Equipment & Instruments – 0.0%
2,150	Samsung SDI Company Ltd., Series 144A	42,957
	Energy Equipment & Services – 4.9%
501,000	BJ Services Company (5)	16,001,940
20,000	Technip SA (5)	1,851,240

	Total Energy Equipment & Services	17,853,180

Shares	Description (1)	Value
	Food Products – 7.8%
37,300	Cresud, Inc.	$554,278
276,386	Gruma S.A.B de C.V	756,282
24,850	Industries Bachoco S.A., Sponsored ADR	735,560
587,000	Smithfield Foods, Inc., (2), (5)	11,669,560
974,500	Tyson Foods, Inc., Class A (5)	14,559,030

	Total Food Products	28,274,710
	Health Care Providers & Services – 0.4%
62,000	Health Net Inc., (2), (5)	1,491,720
	Household Products – 0.9%
125,000	KAO Corporation	3,278,476
	Insurance – 0.9%
634,600	Benfield Group, Limited	3,090,547
	Internet Software & Services – 1.1%
140,000	eBay Inc., (2), (5)	3,826,200
	IT Services – 1.4%
210,000	Electronic Data Systems Corporation (5)	5,174,400
	Marine – 0.5%
82,000	Stolt-Nielsen S.A.	1,867,588
	Media – 1.0%
125,000	Scholastic Corporation, (2), (5)	3,582,500
	Metals & Mining – 19.2%
502,373	AngloGold Ashanti Limited, Sponsored ADR (5)	17,050,540
740,000	Apex Silver Mines Limited, (2)	3,633,400
211,900	Barrick Gold Corporation (5)	9,641,450
659,500	Crystallex International Corporation, (2)	738,640
522,950	Gold Fields Limited Sponsored ADR (5)	6,615,318
4,550	Impala Platinum Holdings Limited	179,559
254,425	Ivanhoe Mines Ltd., (2), (5)	2,775,777
3,632,900	Lihir Gold Limited, (2)	11,458,011
4,650	Lonmin PLC	295,554
270,700	Newmont Mining Corporation (5)	14,119,712
411,100	NovaGold Resources Inc., (2)	3,062,695
7,400	Silver Standard Resources, Inc.	212,010

	Total Metals & Mining	69,782,666
	Oil, Gas & Consumable Fuels – 9.1%
36,900	Arch Coal Inc. (5)	2,768,607
209,000	BP Amoco PLC (5)	14,540,130
51,700	Petrobras Energia Participaciones S.A	620,400
274,000	PetroChina Company Limited	354,920
2,510	PetroChina Company Limited	323,439
6,500	Petroleo Brasileiras S.A, (2)	376,675
8,400	Royal Dutch Shell PLC, Class A (5)	686,364
165,000	Royal Dutch Shell PLC, Class B, Sponsored ADR (5)	13,218,150
6,750	S-Oil Corporation	433,631
100	StatoilHydro ASA (5)	3,738

	Total Oil, Gas & Consumable Fuels	33,326,054
	Paper & Forest Products – 1.1%
351,700	AbitibiBowater Inc., (2), (5)	3,281,361
90,500	Mondi Plc	534,478

	Total Paper & Forest Products	3,815,839

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)				Value
	Pharmaceuticals – 4.7%
278,200	AstraZeneca Group (5)				$11,831,846
37,300	Doctor Reddy’s Labortories Limited, Sponsored ADR				581,880
395,000	Patheon Inc., (2)				1,592,086
90,200	Sanofi-Aventis, ADR (5)				2,997,346

	Total Pharmaceuticals				17,003,158
	Software – 0.6%
75,000	Microsoft Corporation (5)				2,063,250
	Water Utilities – 0.2%
12,400	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR				634,382
	Wireless Telecommunication Services – 0.3%
3,915	NII Holdings Inc., Class B, (2)				185,923
700	SK Telecom Company Limited				127,480
25,250	SK Telecom Company Limited				524,443
51,600	Turkcell Iletism Hizmetleri SA				295,170
6,500	Turkcell Ilietisim Hizmetleri A.S				94,575

	Total Wireless Telecommunication Services				1,227,591

	Total Common Stocks (cost $305,055,726)				285,090,663

Shares	Description (1)	Coupon		Ratings (3)	Value

	Convertible Preferred Securities – 4.5%
	Communications Equipment – 4.5%
21,358	Lucent Technologies Capital Trust I	7.750%		B2	$16,232,080

	Total Convertible Preferred Securities (cost $22,014,415)				16,232,080

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Mortgage-Backed Securities – 4.5%
	Residentials – 4.5%
$187	Fannie Mae Mortgage Pool 100195 (6)	5.82%	8/20/22	AAA	$189,423
1,190	Fannie Mae Mortgage Pool 2003-86 IL (I/O)	4.50%	4/25/13	AAA	6,121
212	Fannie Mae Mortgage Pool 357922	4.28%	3/1/34	AAA	213,497
40	Fannie Mae Mortgage Pool 708743	4.05%	6/1/33	AAA	40,128
74	Fannie Mae Mortgage Pool 713939	4.41%	4/1/33	AAA	74,932
722	Fannie Mae Mortgage Pool 816594	4.92%	2/1/35	AAA	727,345
27,207	Fannie Mae Mortgage Pool Strips 345-17 (I/O)	4.50%	5/1/20	AAA	3,912,191
885	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-75, Class KI (I/O)	4.50%	3/25/18	AAA	84,234
1,721	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI (I/O)	4.50%	5/25/19	AAA	213,834
3,945	Fannie Mae, Collateralized Mortgage Obligations, Series 2005-69, Class PI (I/O)	4.50%	8/25/25	AAA	1,033,323
3,359	Federal Home Loan Collateralized Mortgage, Series 2595 (I/O)	5.00%	6/15/21	AAA	430,272
2,433	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780184	6.57%	1/1/33	AAA	2,445,961
267	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780284	5.97%	2/1/33	AAA	271,244
3,589	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640 (I/O)	4.50%	8/15/17	AAA	288,722
1,048	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class IA (I/O)	4.50%	3/15/18	AAA	107,223
914	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890,, Class KI (I/O)	4.50%	2/15/19	AAA	113,495
2,969	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2627 BI (I/O)	5.00%	8/15/25	AAA	160,055
668	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2872 JI (I/O)	4.50%	10/15/12	AAA	2,580
1,355	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI (I/O)	4.50%	1/15/19	AAA	164,149
319	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2626 JI (I/O)	4.50%	5/15/18	AAA	66,318
100	Federal Home Loan Mortgage Corporation, Pool 789045	5.76%	2/1/32	AAA	100,540
5,385	GNMA Mortgage Pool 081832	5.00%	1/20/37	AAA	5,540,842

58,589	Total Residentials				16,186,429

$58,589	Total Mortgage-Backed Securities (cost $16,631,897)				16,186,429

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 3.5%
	Airlines – 1.8%
$6,438	JetBlue Airways Corporation	3.500%	7/15/33	CCC	$6,421,905

	Health Care Providers & Services – 1.0%
5,129	Omnicare, Inc.	3.250%	12/15/35	B+	3,859,573
	Metals & Mining – 0.7%
4,480	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	2,508,800

$16,047	Total Convertible Bonds (cost $14,459,360)				12,790,278

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 8.5%
	Auto Components – 0.5%
$2,000	Lear Corporation	8.110%	5/15/09	B+	$1,970,000

	Capital Markets – 0.9%
3,979	Lehman Brothers Holdings Inc., Trust 00650	3.240%	7/26/21	A1	3,317,491
	Electrical Equipment – 0.4%
1,213	UCAR Finance Inc.	10.250%	2/15/12	BB	1,261,520
	Hotels, Restaurants & Leisure – 0.9%
1,900	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	3,119,851
	Household Products – 0.8%
3,000	Elizabeth Arden Inc.	7.750%	1/15/14	B+	2,827,500
	Metals & Mining – 2.7%
8,300	MagIndustries Corporation	11.000%	12/14/12	N/R	7,717,058
2,000	Phelps Dodge Corporation	7.125%	11/01/27	Baa2	2,089,332

10,300	Total Metals & Mining				9,806,390
	Oil, Gas & Consumable Fuels – 1.6%
2,000	Ship Finance International Limited	8.500%	12/15/13	B+	2,050,000
3,750	USEC Inc.	6.750%	1/20/09	CCC	3,693,750

5,750	Total Oil, Gas & Consumable Fuels				5,743,750
	Paper & Forest Products – 0.4%
2,000	Bowater Inc.	9.500%	10/15/12	CCC+	1,410,000
	Road & Rail – 0.3%
1,000	CSX Transportation, Inc.	9.750%	6/15/20	BBB–	1,206,226

$31,142	Total Corporate Bonds (cost $31,848,600)				30,662,728

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.4%
$23,259	Repurchase Agreement with State Street Bank, dated 6/30/08, repurchase price $23,260,328, collateralized by $23,235,000 U.S. Treasury Notes, 3.625%, due 6/15/10, value $23,728,744	1.350%	7/01/08		$23,259,456

	Total Short-Term Investments (cost $23,259,456)				23,259,456

	Total Investments (cost $413,269,454) – 106.0%				384,221,634

Shares	Description (1)				Value
	Common Stocks Sold Short – (4.6)%
	Chemicals – (0.7)%
(44,000)	Sigma-Aldrich Corporation				$(2,369,840)
	Computers & Peripherals – (0.4)%
(9,300)	Apple, Inc., (2)				(1,557,192)

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)				Value
	Health Care Equipment & Supplies – (0.6)%
(15,200)	C. R. Bard, Inc.				$(1,336,840)
(12,900)	Chattem Inc., (2)				(839,145)

	Total Health Care Equipment & Supplies				(2,175,985)
	Hotels, Restaurants & Leisure – (0.2)%
(27,300)	Tim Hortons Inc.				(783,237)
	Specialty Retail – (0.9)%
(17,700)	AutoZone, Inc., (2)				(2,141,877)
(30,800)	Urban Outfitters, Inc., (2)				(960,652)

	Total Specialty Retail				(3,102,529)
	Internet Software & Services – (0.5)%
(48,291)	Bankrate Inc., (2)				(1,886,729)
	Pharmaceuticals – (1.3)%
(56,000)	Abbott Laboratories				(2,967,295)
(36,000)	Allergan, Inc.				(1,873,800)

	Total Pharmaceuticals				(4,841,095)

	Total Common Stocks Sold Short (proceeds $17,527,807)				(16,716,607)

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (4)	Date	Price	Value
	Call Options Written – (5.6)%
(8,016)	Allied Waste Industries	$(8,016,000)	1/17/09	$10.00	$(2,645,280)
(780)	Ameren Corporation	(3,510,000)	12/20/08	45.00	(95,550)
(1,360)	Amgen, Inc.	(7,480,000)	1/17/09	55.00	(206,040)
(1,913)	Anglogold Limited	(7,652,000)	1/17/09	40.00	(373,035)
(369)	Arch Coal Inc.	(2,029,500)	1/17/09	55.00	(904,050)
(1,050)	Astrazeneca PLC	(4,725,000)	7/19/08	45.00	(34,125)
(1,732)	Astrazeneca PLC	(8,660,000)	1/17/09	50.00	(190,520)
(1,333)	AbitibiBowater, Inc.	(1,666,250)	1/17/09	12.50	(143,298)
(2,119)	Barrick Gold Corporation	(10,595,000)	1/17/09	50.00	(868,790)
(5,010)	BJ Services Company	(11,272,500)	1/17/09	22.50	(5,160,300)
(2,090)	BP Amoco, PLC	(14,630,000)	1/17/09	70.00	(1,086,800)
(1,400)	eBay, Inc.	(4,200,000)	1/17/09	30.00	(298,200)
(2,100)	Electronic Data Systems Corporation	(4,200,000)	1/17/09	20.00	(1,060,500)
(2,314)	Gold Fields Limited	(4,049,500)	7/19/08	17.50	(11,570)
(620)	Health Net Inc.	(1,860,000)	10/18/08	30.00	(40,300)
(450)	IdaCorp, Inc.	(1,350,000)	11/22/08	30.00	(45,000)
(2,000)	Ivanhoe Mines Ltd.	(2,500,000)	1/17/09	12.50	(325,000)
(1,262)	KT Corporation	(3,155,000)	7/19/08	25.00	(25,240)
(3,716)	LM Ericsson Telephone Company	(4,180,500)	1/17/09	11.25	(371,600)
(750)	Microsoft Corporation	(2,625,000)	1/17/09	35.00	(23,250)
(2,707)	Newmont Mining Corporation	(13,535,000)	1/17/09	50.00	(1,908,435)
(5,460)	Nipon Telegraph & Telephone Corporation	(13,650,000)	12/20/08	25.00	(805,350)
(850)	Progress Energy, Inc.	(3,400,000)	1/17/09	40.00	(257,125)
(1,237)	Royal Dutch Shell PLC	(8,659,000)	7/19/08	70.00	(1,261,740)
(902)	Sanofi Aventis	(3,833,500)	9/20/08	42.50	(6,765)
(1,250)	Scholastic Corporation	(3,750,000)	9/20/08	30.00	(162,500)
(3,100)	Smithfield Foods Inc.	(9,300,000)	1/17/09	30.00	(108,500)
(1)	StatoilHydro ASA	(2,500)	7/19/08	25.00	(1,235)
(200)	Technip S.A.	(1,200,000)	12/20/08	60.00	(191,768)
(7,923)	Tyson Foods Inc.	(11,884,500)	1/17/09	15.00	(1,505,370)
(1,822)	Tyson Foods Inc.	(3,188,500)	1/17/09	17.50	(177,645)
(500)	UBS AG	(1,500,000)	1/17/09	30.00	(33,750)
(880)	UBS AG	(3,520,000)	1/17/09	40.00	(8,800)

(67,216)	Total Call Options Written (premiums received $19,357,136)	(185,779,250)			(20,337,431)
	Other Assets Less Liabilities – 4.2%				15,437,127

	Net Assets – 100%				$362,604,723

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Non-income producing.
(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(5)	Investment has been pledged as collateral to cover call options written.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of the Board of Trustees.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
N/R	Not rated.
I/O	Interest only security.
See accompanying notes to financial statements.

Statement of ASSETS & LIABILITIES June 30, 2008 (Unaudited)

Assets
Investments, at value (cost $413,269,454)	$384,221,634
Cash denominated in foreign currencies (cost $291,883)	294,242
Deposits with brokers for securities sold short	19,100,647
Receivables:
Dividends	387,428
Federal corporate income tax refund	844,487
Interest	1,280,587
Investments sold	3,475,738
Call options closed/expired	113,446
Paydowns	297,859
Other assets	10,916

Total assets	410,026,984

Liabilities
Securities sold short, at value (proceeds $17,527,807)	16,716,607
Call options written, at value (premiums received $19,357,136)	20,337,431
Payable for investments purchased	2,197,678
Accrued expenses:
Management fees	297,795
Other	88,225
Dividends payable	7,784,525

Total liabilities	47,422,251

Net assets	$362,604,723

Shares outstanding	19,355,240

Net asset value per share outstanding	$18.73

Net assets consist of:

Shares, $.01 par value per share	$193,552
Paid-in surplus	375,012,622
Undistributed (Over-distribution of) net investment income	(9,859,867)
Accumulated net realized gain (loss) from investments and derivative transactions	26,472,782
Net unrealized appreciation (depreciation) of investments and derivative transactions	(29,214,366)

Net assets	$362,604,723

Authorized shares	Unlimited

See accompanying notes to financial statements.

Statement of OPERATIONS Six Months Ended June 30, 2008 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $121,011)	$3,631,800
Interest	3,852,688

Total investment income	7,484,488

Expenses
Management fees	1,849,133
Dividend expense on securities sold short	20,257
Shareholders’ servicing agent fees and expenses	202
Custodian’s fees and expenses	66,207
Trustees’ fees and expenses	4,578
Professional fees	10,340
Shareholders’ reports – printing and mailing expenses	53,536
Stock exchange listing fees	4,585
Investor relations expense	37,274
Prime broker expense	21,827
Other expenses	19,297

Total expenses before custodian fee credit	2,087,236
Custodian fee credit	(45,865)

Net expenses	2,041,371

Net investment income	5,443,117

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and securities sold short	14,840,385
Call options written	11,642,020
Foreign currencies	(9,623)
Change in net unrealized appreciation (depreciation) of:
Investments and securities sold short	(37,720,508)
Call options written	901,609
Foreign currencies	4,541

Net realized and unrealized gain (loss)	(10,341,576)

Net increase (decrease) in net assets from operations	$(4,898,459)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS (Unaudited)

	Six Months Ended	Year Ended
	6/30/08	12/31/07
Operations
Net investment income	$5,443,117	$10,069,537
Net realized gain (loss) from:
Investments and securities sold short (net of federal corporate income taxes of $0 and $2,900,000, respectively, on long-term capital gains retained)	14,840,385	32,577,941
Call options written	11,642,020	5,438,248
Foreign currencies	(9,623)	(70,282)
Change in net unrealized appreciation (depreciation) of:
Investments and securities sold short	(37,720,508)	(27,035,571)
Call options written	901,609	6,126,536
Foreign currencies	4,541	(278)

Net increase (decrease) in net assets from operations	(4,898,459)	27,106,131

Distributions to Shareholders
From and in excess of net investment income	(16,645,506)	—
From net investment income	—	(7,324,512)
From accumulated net realized gains	—	(30,710,470)

Decrease in net assets from distributions to shareholders	(16,645,506)	(38,034,982)

Capital Share Transactions
Net increase (decrease) in net assets	(21,543,965)	(10,928,851)
Net assets at the beginning of period	384,148,688	395,077,539

Net assets at the end of period	$362,604,723	$384,148,688

Undistributed (Over-distribution of) net investment income at the end of period	$(9,859,867)	$1,342,522

See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Global Value Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange and trade under the ticker symbol “JGV.” The Fund was organized as a Massachusetts business trust on May 17, 2006.

The Fund seeks to provide a high level of total return primarily by investing in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. The prices of fixed-income securities and derivative instruments are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If the pricing service is unable to supply a price for an investment or derivative instrument the Fund may use market quotes provided by a major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2008, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, the Fund retained $10,730,037 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $3,755,513, the net of which has been reclassified to Paid-in surplus.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not”

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

(i.e., greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the six months ended June 30, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2007, is reflected in the accompanying financial statements.

The distributions made by the Fund to its shareholders during the six months ended June 30, 2008, are provisionally classified as being “From and in excess of net investment income”, and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund’s portfolio. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2008, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2008, reflect an over-distribution of net investment income.

Options Transactions
The Fund is authorized to write (sell) call options. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currencies” and “Change in unrealized appreciation (depreciation) of foreign currencies” on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Short Sales
The Fund is authorized to make short sales of securities if the Fund owns at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets with an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments and securities sold short” on the Statement of Operations.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of June 30, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$301,848,146	$82,184,065	$189,423	$384,221,634
Securities sold short	(16,716,607)	—	—	(16,716,607)
Call options written	(20,337,431)	—	—	(20,337,431)

Total	$264,794,108	$82,184,065	$189,423	$347,167,596

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance as of December 31, 2007	$8,346,887
Gains (losses):
Net realized gains (losses)	1,274,470
Net change in unrealized appreciation (depreciation)	(47,606)
Net purchases at cost (sales at proceeds)	(1,906,883)
Net discounts (premiums)	50,190
Net transfers in to (out of) at end of period fair value	(7,527,635)

Balance as of June 30, 2008	$189,423

3.	Fund Shares
The Fund did not engage in transactions of its own shares during the six months ended June 30, 2008 and during the fiscal year ended December 31, 2007.

4.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short but excluding call options written, short-term investments and derivative transactions) during the six months ended June 30, 2008, aggregated $126,728,055 and $132,669,001, respectively.

Transactions in call options written during the six months ended June 30, 2008, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	64,180	$14,784,796
Call options written	66,343	18,436,093
Call options terminated in closing purchase transactions	(8,016)	(2,106,797)
Call options expired	(41,592)	(8,165,218)
Call options exercised	(13,699)	(3,591,738)

Outstanding, end of the period	67,216	$19,357,136

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies, the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2008, the cost of investments (excluding proceeds received on securities sold short and call options written) was $411,896,593.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and call options written) at June 30, 2008, were as follows:

Gross unrealized:
Appreciation	$28,700,883
Depreciation	(56,375,842)

Net unrealized appreciation (depreciation) of investments	$(27,674,959)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$33,306,084
Distributions from net long-term capital gains	4,728,898
Tax return of capital	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2008, the complex level fee rate was .1868%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), under which Tradewinds manages the investment portfolio of the Fund. Nuveen owns a controlling interest in Tradewinds while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8.	Subsequent Events
Common Share Repurchases
The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

Financial HIGHLIGHTS (Unaudited)

Financial HIGHLIGHTS (Unaudited) Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
											Ending
	Beginning	Net	Net Realized/		Net						Net	Ending
	Net Asset	Investment	Unrealized		Investment		Capital	Tax Return		Offering	Asset	Market
	Value	Income(a)	Gain (Loss)(c)	Total	Income		Gains	of Capital	Total	Costs	Value	Value
Year Ended 12/31:
2008(d)	$19.85	$.28	$(.54)	$(.26)	$(.86	)****	$—	$—	$(.86)	$—	$18.73	$18.20
2007	20.41	.52	.89	1.41	(.38)		(1.59)	—	(1.97)	—	19.85	18.30
2006(b)	19.10	.16	1.64	1.80	(.26)		(.15)	(.04)	(.45)	(.04)	20.41	19.70

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(c)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2008(d)	N/A
2007	$0.19
2006(b)	N/A

(d)	For the six months ended June 30, 2008.

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
Total Returns			Before Credit				After Credit**
Based on	Based on				Net				Net		Portfolio
Market	Net Asset	Ending Net			Investment				Investment		Turnover
Value*	Value*	Assets (000)	Expenses†		Income†		Expenses†		Income†		Rate

4.19%	(1.05)%	$362,605	1.11	%***	2.88	%***	1.09	%***	2.90	%***	35%
2.94	6.48	384,149	1.10		2.51		1.10		2.51		76
.82	9.27	395,078	1.12	***	1.87	***	1.12	***	1.87	***	17

* •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

•	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Return Based on Market Value and Net Asset Value when these benefits are included are as follows:

Total Returns

Based on
	Shareholders of	Based on	Net Asset
	Record on	Market Value	Value

Tax Year Ended 12/31:
2008(d)	N/A	N/A	N/A
2007	December 31	3.99%	7.49%
2006(b)	N/A	N/A	N/A

**	After custodian fee credit, where applicable.
***	Annualized.
****	Represents distributions paid “From and in excess from net investment income” for the six months ended June 30, 2008.

†	Each ratio includes the effect of dividend expense on securities sold short as follows:

	Ratios of Dividend Expense on
	Securities Sold Short to Average Net Assets

Year Ended 12/31:
2008(d)	.01	%***
2007	.03
2006(b)	.02	*

N/A	Not applicable for the six months ended June 30, 2008. The Fund did not elect to retain a portion of its realized long-term capital gains prior to tax year ended December 31, 2007.

See accompanying notes to financial statements.

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement,” and the Investment Management Agreement and the Sub-Advisory Agreement are each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, the Independent Board Members visited the Sub-Adviser during 2007. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the Sub-Advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing the Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include that of the Fund.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, in reviewing the fee schedule for the Fund, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of the Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreement be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NOTES

NOTES

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

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ESA-H-0608D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2008	0	$0	0	1,900,000

FEBRUARY 1-29, 2008	0	$0	0	1,900,000

MARCH 1-31, 2008	0	$0	0	1,900,000

APRIL 1-30, 2008	0	$0	0	1,900,000

MAY 1-31, 2008	0	$0	0	1,900,000

JUNE 1-30, 2008	0	$0	0	1,900,000

TOTAL	0
* The registrant’s repurchase program was announced November 21, 2007. The registrant’s repurchase program authorized the repurchase of 1,900,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2008

*	Print the name and title of each signing officer under his or her signature.